UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report September 29, 1998


              TRUST CREATED BY COMMERCIAL MORTGAGE ACCEPTANCE CORP.
              (under a Pooling and Servicing Agreement dated as of
                September 1, 1998, which Trust is the Issuer of
         Commercial Mortgage Pass-Through Certificates, Series 1998-C2)
             (Exact name of registrant as specified in its charter)


      New York                       333-60749-01                Applied For
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
of incorporation)                                               Identification)


                  Norwest Bank Minnesota, National Association
               11000 Broken Land Parkway, Columbia, MD      21044-3562
                Attention: Corporate Trust Department-Commercial
                    Mortgage Acceptance Corp. Series 1998-C2
               (Address of principal executive offices)     (zip code)


        Registrant's telephone number, including area code: 410-884-2000


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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 1.1 Underwriting Agreement dated September 29, 1998, by and between Commercial Mortgage Acceptance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich NatWest Limited as agent for National Westminster Bank, Plc.

Exhibit 4.1   Pooling  and  Servicing  Agreement  dated September 1, 1998 by and
              between  Commercial  Mortgage  Acceptance   Corp.,  Midland   Loan
              Services, Inc. and Norwest Bank Minnesota, N.A.



                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                          By:      /s/ Leon E. Bergman
                                   -------------------------
                          Name:    Leon E. Bergman
                          Title:   Exec. Vice President

Date:   October 14, 1998

                                 EXHIBIT INDEX
                                 -------------

Exhibit 1.1 Underwriting Agreement dated September 29, 1998, by and between Commercial Mortgage Acceptance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich NatWest Limited as agent for National Westminster Bank, Plc.

Exhibit 4.1   Pooling  and  Servicing  Agreement  dated September 1, 1998 by and
              between  Commercial  Mortgage  Acceptance   Corp.,  Midland   Loan
              Services, Inc. and Norwest Bank Minnesota, N.A.